

                                                      GARDNER, CARTON & DOUGLAS

                                                       ONE FIRST NATIONAL PLAZA

                                                      CHICAGO, ILLINOIS 60603

LAURENCE A. CARTON          JOHN E. REINERT                                          OF COUNSEL             MICHAEL E. BARRY
GORDON H. SMITH             JOHN T. CUSACK                (312) 726-2452          JAMES H. DOUGLAS       ** MICHAEL E. BLOUNT
LLOYD W. BOWERS             L. EDWARD BRYANT, JR.                                 MORRISON WAUD             PETER D. CLARKE
ROBERT A. GARDNER, JR.      PAUL H. DYKSTRA                 CABLE-GARCAR          JAMES A. VELDE            DAN G. CURTIS
PETER H. MERLIN             DEWEY B. CRAWFORD                                                               QUIN R. FRAZER
JAMES J. McCLURE, JR.       GEORGE M. COVINGTON            TELEX 25-3628                                    MARK E. FURLANE
JOHN J. CLERKIN             ROBERT J. WILCZEK                                         COUNSEL               LAWRENCE G. GALLAGHER
THOMAS ARTHUR               THOMAS CAMPBELL                                        BRUCE L. CARSON          STEPHEN M. GATLIN
WILLIAM L. MORRISON         WILLIAM E. DEITRICK           WASHINGTON OFFICE      * KATHRYN B. McGRATH     * G. CHRISTOPHER GRINER
JOHN K. NOTZ, JR.           RICHARD L. MENSON                                                               LISA M. HARMS
GORDON LANG, JR.            GORDON B. NASH, JR.         1875 EYE STREET, N.W.                               DAVID F. HEROY
JOE A. SUTHERLAND           M.J. BURKE HARRIS                                                               EDWARD B. HIRSHFELD
DALE PARK, JR.              GEOFFREY B. SHIELDS         WASHINGTON, D.C. 20006                            * PAUL KORMAN
JOHN F. BEGGAN              CHARLES R. MANZONI, JR.                                                         MICHAEL J. KOENIGSKNECHT
JOHN T. COBURN              WILLIAM H. ROACH, JR.         (202) 833-5710                                    THOMAS E. LANCTOT
GEORGE C. McKANN            DAVID L. HANSON                                                                 EARL L. METHENY
                                                                                                            JAMES D. PARSONS
PARTNERS - WASHINGTON, D.C.                                                                                 GLENN W. REED
                                                                                                            ARTHUR J. SIMON
* MARTIN R. HOFFMANN        ELLIOT M. SCHNITZER                                                             EDWARD SPACAPAN, JR.
  W. F. GRIENENBERGER     * JAN BENES VLCEK                                                                 PRISCILLA A. WALTER
                                                                                                            S. MARK WERNER
                                                                                                            DONNA S. WETZLER
 * ADMITTED IN DISTRICT OF COLUMBIA ONLY                                                                    DAVID L. WOLFE
** ADMITTED IN TEXAS ONLY                                                                                   DOUGLAS R. WRIGHT

                                                        June ____, 1981


Securities and Exchange Commission
 500 North Capitol Street
Washington, D.C. 20545

     Re:  Lincoln National Money Market Fund, Inc.,
          Form N-1 Election to Register Indefinite
          Number of Shares pursuant to Rule 24f-2
          under the Investment Company Act of 1940
          ----------------------------------------

Gentlemen:

     As counsel for the Lincoln National Money Market Fund, Inc., a Maryland corporation (the "Fund") , we have examined the proceedings taken and being taken for the election by the Fund on Form N-1 to register an indefinite number of shares of its Common Stock, $.0l par value, pursuant to Rule 24f-2 of the Investment Company Act of 1940.

     We have examined all instruments, documents, and records which, in our opinion, were necessary of examination for the purpose of rendering this opinion. Based upon such examination, we are of the opinion that the above-described shares of Common Stock will be, if and when issued by the Fund in the manner and upon the terms set forth in said Form N-1, validly authorized and issued, fully paid and non-assessable.

     We hereby consent to the filing of this opinion as an exhibit to Form N-1 and to the use of our name wherever it appears in Form N-1, including the Prospectus constituting a part thereof, as originally filed or as subsequently amended.

                                  Very truly yours,